CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
                            SECTION 906
                              OF THE
                    SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Kinder Morgan Energy Partners, L.P. (the "Company") on Form 10-K for the yearly period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 26, 2003           /s/ C. Park Shaper
                                    -------------------------------
                                    C. Park Shaper
                                    Vice President and Chief Financial
                                    Officer of Kinder Morgan Management,
                                    LLC, the delegate of Kinder Morgan G.P.,
                                    Inc., the General Partner of Kinder
                                    Morgan Energy Partners, L.P.